Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Nine Months Ended September 30, 2025

                                  Third Quarter 2025 Highlights

●	Revenue of $341.1 million, a 0.2% improvement compared to the third quarter of 2024
●	Average day rate of $22,798 per day, an improvement of $523 per day, or 2.3%, compared to the third quarter of 2024
●	Net loss of $0.8 million and Adjusted EBITDA of $137.9 million
●	Net Income and Adjusted EBITDA were favorably impacted by the $1.3 million foreign exchange gain due to the weakening of the U.S. dollar
●	Net Income adversely impacted by the $27.1 million loss on early extinguishment of debt associated with July 2025 refinancing
●	Net cash provided by operating activities of $72.1 million and free cash flow of $82.7 million

                                 Annual Guidance and Share Repurchase Program

●	Updating 2025 revenue guidance to $1.33 to $1.35 billion and 2025 gross margin guidance of 49% to 50%
●	Initiating 2026 revenue guidance of $1.32 to $1.37 billion and 2026 gross margin guidance of 48% to 50%
●	Outstanding share repurchase program authorization of $500 million

HOUSTON, November 10, 2025 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and nine months ended September 30, 2025 of $341.1 million and $1,016.0 million, respectively, compared with $340.4 million and $1,000.8 million, respectively, for the three and nine months ended September 30, 2024. Tidewater's net income (loss) for the three and nine months ended September 30, 2025, was $(0.8) million ($0.02 per common share) and $114.8 million ($2.27 per common share), respectively, compared with net income of $46.4 million ($0.87 per common share) and $143.8 million ($2.70 per common share), respectively, for the three and nine months ended September 30, 2024.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “The third quarter of 2025 came in above our expectations as vessel up-time across the fleet exceeded our initial estimates, delivering revenue of $341.1 million and gross margin of 48.0%. Average day rates for the quarter softened modestly driven by the North Sea and West Africa, consistent with our expectations, however, we did see meaningful day rate increases in our other reporting segments. Importantly, through a combination of better than anticipated vessel up-time and continued strength in production support, offshore construction and subsea and EPCI activities for offshore vessels, sequential active utilization increased in all but one of our operating segments, yielding our best active utilization since the second quarter of 2024. The increase in the active utilization of our vessels was driven by resilience in the broad-based set of support activities for our vessels and the benefits realized from the substantial investments made in the fleet over the past few years. We are pleased with yet another quarter of robust earnings and cash flow generation, with Adjusted EBITDA of $137.9 million and free cash flow of $82.7 million.

“We entered 2025 with a lack of clarity as to how the next phase of offshore activity would unfold, particularly as it related to the pace of offshore drilling. Global macroeconomic and geopolitical factors were prominent themes influencing the outlook. These factors and the associated uncertainty played out throughout the year, but we have been able to maintain the midpoint of our full-year revenue and margin guidance throughout the year, a testament to the resilience of our business. For the remainder of 2025, we are narrowing our 2025 revenue guidance to $1.33 to $1.35 billion and our full-year margin guidance to 49% to 50%. As of today, 99% of our full-year revenue guidance is covered by completed and contracted revenue.

“Looking forward to 2026, the factors that influenced the market in 2025 continue and provide a challenging backdrop to accurately anticipate the pace and order of magnitude of offshore drilling activity. Tidewater remains in an advantageous position in that we benefit from a range of activities that drive our business - production support, offshore construction support, subsea and EPCI support, and drilling support, along with renewable energy projects. We believe this broad-based set of demand drivers provides insulation from the uncertainty in drilling support activity, although drilling support remains a critical component to our ability to push day rates and utilization to their highest possible levels. Further, we fundamentally believe that the drivers for offshore activity remain compelling, as evidenced by the continued momentum in commercial activity for offshore drilling rigs. Accordingly, we are initiating full-year 2026 revenue guidance of $1.32 to $1.37 billion and full-year 2026 margin guidance of 48% to 50%. Although visibility into the timing of incremental drilling projects in the back half of 2026 remains somewhat unclear, we are comfortable initiating guidance given the visibility and confidence we have in the growing production, offshore construction, subsea and EPCI activities. To the extent that a more robust drilling recovery develops towards the end of the year, it would increase our full-year expectations.

“We have made great strides this year in our vessel up-time performance, enhancing our operational effectiveness and the earnings capability of our fleet. The impact of this is significant for both our customers and our shareholders. Best-in-class operational standards will continue to accrue benefits to Tidewater as we move forward, and I would like to thank our onshore and offshore staff for their continued focus on operational excellence. The dedication and diligence driving this outcome is what makes Tidewater the safest, most sustainable, most reliable, most profitable, highest specification offshore energy support vessel fleet in the world.”

In addition to the number of outstanding shares, as of September 30, 2025, the Company also has the following in-the-money warrants.

Common shares outstanding	49,562,017
New Creditor Warrants (strike price $0.001 per common share)	21,400
GulfMark Creditor Warrants (strike price $0.01 per common share)	53,555
Total	49,636,972

Tidewater will hold a conference call to discuss results for the three months ending September 30, 2025 on November 11, 2025, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.800.715.9871 if calling from the U.S. or Canada (+1.647.932.3411 if calling from outside the U.S. or Canada) and provide Conference ID: 8745688 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on November 11, 2025. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; global trade trends, including evolving impacts from implementation of new tariffs and potential retaliatory measures; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; uncertainty around the use and impacts of artificial intelligence applications; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at September 30, 2025 and December 31, 2024; the Condensed Consolidated Income Statements and Condensed Consolidated Statements of Equity for the three and nine months ended September 30, 2025 and 2024; and the Consolidated Statements of Cash Flows for the nine months ended September 30, 2025 and 2024. Extracts are drawn from the September 30, 2025 unaudited quarterly and December 31, 2024 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

Revision of Previously Issued Financial Statements

Certain prior year amounts have been reclassified to conform to the current year presentation. The effects of exchange rate changes on cash and cash equivalent balances were not previously presented as a separate item in the reconciliation of the net change in cash, cash equivalents and restricted cash in our Statements of Cash Flows, but rather included as a component of net cash provided by operating activities. Accordingly, we have revised our Condensed Consolidated Statements of Cash Flows to reflect the effects of exchange rate changes on cash and cash equivalent balances for the nine months ended September 30, 2024, the three months ended December 31, 2024, September 30, 2024, March 31, 2025 and June 30, 2025. Also, the presentation of Free cash flow has been revised to reflect the effects of exchange rate changes on cash and cash equivalent balance.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Revenues:
Vessel revenues	$338,491	$338,485	$1,006,048	$994,174
Other operating revenues	2,622	1,871	9,940	6,576
Total revenues	341,113	340,356	1,015,988	1,000,750
Costs and expenses:
Vessel operating costs	176,130	178,654	508,463	522,723
Costs of other operating revenues	1,252	901	5,790	2,867
General and administrative	35,256	28,471	95,563	80,129
Depreciation and amortization	66,404	62,435	196,150	178,150
Gain on asset dispositions, net	(580)	(51)	(8,598)	(13,090)
Total costs and expenses	278,462	270,410	797,368	770,779
Operating income	62,651	69,946	218,620	229,971
Other income (expense):
Foreign exchange gain (loss)	1,277	5,522	20,549	(939)
Interest income and other, net	455	1,028	4,715	3,686
Loss on early extinguishment of debt	(27,101)	—	(27,101)	—
Interest and other debt costs, net	(16,589)	(17,622)	(49,375)	(56,225)
Total other expense	(41,958)	(11,072)	(51,212)	(53,478)
Income before income taxes	20,693	58,874	167,408	176,493
Income tax expense	21,711	12,883	53,404	33,840
Net income (loss)	(1,018)	45,991	114,004	142,653
Less: Net loss attributable to noncontrolling interests	(212)	(380)	(773)	(1,098)
Net income (loss) attributable to Tidewater Inc.	$(806)	$46,371	$114,777	$143,751
Basic income (loss) per common share	$(0.02)	$0.88	$2.29	$2.74
Diluted income (loss) per common share	$(0.02)	$0.87	$2.27	$2.70
Weighted average common shares outstanding	49,498	52,490	50,217	52,498
Dilutive effect of warrants and restricted stock units	—	593	364	656
Adjusted weighted average common shares	49,498	53,083	50,581	53,154

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	September 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$428,225	$324,918
Restricted cash	—	2,032
Trade and other receivables, net of allowance for credit losses of $3,039 and $3,184 at September 30, 2025 and December 31, 2024, respectively	332,596	323,805
Marine operating supplies	27,857	34,319
Prepaid expenses and other current assets	11,652	13,588
Total current assets	800,330	698,662
Net properties and equipment	1,104,503	1,184,282
Deferred drydocking and survey costs	154,234	152,550
Indemnification assets	9,456	11,946
Other assets	60,357	27,464
Total assets	$2,128,880	$2,074,904

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$42,579	$71,385
Accrued expenses	130,879	129,894
Current portion of long-term debt	5,840	65,386
Other current liabilities	97,162	64,948
Total current liabilities	276,460	331,613
Long-term debt	649,802	571,710
Other liabilities	63,594	60,396

Commitments and contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized, 49,562,017 and 51,461,472 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	50	52
Additional paid-in-capital	1,659,820	1,656,830
Accumulated deficit	(525,041)	(548,831)
Accumulated other comprehensive loss	7,894	6,060
Total stockholders' equity	1,142,723	1,114,111
Noncontrolling interests	(3,699)	(2,926)
Total equity	1,139,024	1,111,185
Total liabilities and equity	$2,128,880	$2,074,904

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(In Thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net income (loss)	$(1,018)	$45,991	$114,004	$142,653
Other comprehensive income (loss):
Unrealized gain on note receivable	—	130	—	283
Change in liability of pension plans	621	(600)	1,834	(957)
Total comprehensive income (loss)	$(397)	$45,521	$115,838	$141,979

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Nine Months	Nine Months
	Ended	Ended
	September 30, 2025	September 30, 2024
Cash flows from operating activities:
Net income	$114,004	$142,653
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	113,257	117,430
Amortization of deferred drydocking and survey costs	82,893	60,720
Amortization of debt premiums and discounts	3,931	5,129
Amortization of below market contracts	(981)	(3,929)
Unrealized foreign exchange (gain) loss	(21,076)	2,186
Deferred income taxes provision (benefit)	(11,569)	56
Gain on asset dispositions, net	(8,598)	(13,090)
Loss on early extinguishment of debt	27,101	—
Stock-based compensation expense	11,029	9,795
Changes in assets and liabilities:
Trade and other receivables	(8,791)	(24,733)
Accounts payable	(28,806)	19,127
Accrued expenses	195	(4,623)
Deferred drydocking and survey costs	(84,722)	(115,584)
Other, net	38,281	(12,704)
Net cash provided by operating activities	226,148	182,433
Cash flows from investing activities:
Proceeds from asset dispositions	12,288	14,868
Proceeds from sale of notes	660	2,208
Additions to properties and equipment	(20,614)	(23,046)
Net cash used in investing activities	(7,666)	(5,970)
Cash flows from financing activities:
Proceeds from issuance of shares	—	2
Issuance of long-term debt	650,000	—
Principal payments on long-term debt	(640,128)	(89,007)
Purchase of common stock	(90,089)	(46,639)
Payments on finance leases	(5,537)	—
Debt extinguishment premium	(19,589)	—
Debt issuance costs	(18,985)	(193)
Share based awards reacquired to pay taxes	(8,039)	(28,528)
Net cash used in financing activities	(132,367)	(164,365)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	15,960	113
Net change in cash, cash equivalents and restricted cash	102,075	12,211
Cash, cash equivalents and restricted cash at beginning of period	329,031	277,965
Cash, cash equivalents and restricted cash at end of period	$431,106	$290,176

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$47,234	$54,081
Income taxes	$41,944	$45,641
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$10,727	$—
Recognition of finance leases	$23,396	$—
Supplemental disclosure of noncash financing activities:
Debt incurred for the purchase of vessels	$11,479	$—

Note:  Cash, cash equivalents and restricted cash at September 30, 2025 includes $2.9 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income	interest	Total
Balance at June 30, 2025	$50	$1,656,626	$(524,235)	$7,273	$(3,487)	$1,136,227
Total comprehensive income (loss)	—	—	(806)	621	(212)	(397)
Amortization of share-based awards	—	3,194	—	—	—	3,194
Balance at September 30, 2025	$50	$1,659,820	$(525,041)	$7,894	$(3,699)	$1,139,024

Balance at June 30, 2024	$52	$1,649,523	$(573,390)	$5,062	$(2,260)	$1,078,987
Total comprehensive income (loss)	—	—	46,371	(470)	(380)	45,521
Repurchase and retirement of common stock	—	—	(14,172)	—	—	(14,172)
Amortization of share-based awards	—	3,504	—	—	—	3,504
Balance at September 30, 2024	$52	$1,653,027	$(541,191)	$4,592	$(2,640)	$1,113,840

	Nine Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2024	$52	$1,656,830	$(548,831)	$6,060	$(2,926)	$1,111,185
Total comprehensive income (loss)	—	—	114,777	1,834	(773)	115,838
Repurchase and retirement of common stock	(2)	—	(90,987)	—	—	(90,989)
Amortization of share-based awards	—	2,990	—	—	—	2,990
Balance at September 30, 2025	$50	$1,659,820	$(525,041)	$7,894	$(3,699)	$1,139,024

Balance at December 31, 2023	$52	$1,671,759	$(637,838)	$5,266	$(1,542)	$1,037,697
Total comprehensive income (loss)	—	—	143,751	(674)	(1,098)	141,979
Issuance of common stock	1	1	—	—	—	2
Repurchase and retirement of common stock	(1)	—	(47,104)	—	—	(47,105)
Amortization of share-based awards	—	(18,733)	—	—	—	(18,733)
Balance at September 30, 2024	$52	$1,653,027	$(541,191)	$4,592	$(2,640)	$1,113,840

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Nine Months Ended
	September 30, 2025		September 30, 2024		September 30, 2025		September 30, 2024
Vessel revenues:
Americas	$76,913	23%	$64,606	19%	$200,523	20%	$201,689	20%
Asia Pacific	53,786	16%	56,283	17%	147,710	15%	159,285	16%
Middle East	42,035	12%	36,947	11%	125,552	12%	111,415	11%
Europe/Mediterranean	83,740	25%	85,325	25%	261,225	26%	248,972	25%
West Africa	82,017	24%	95,324	28%	271,038	27%	272,813	28%
Total vessel revenues	$338,491	100%	$338,485	100%	$1,006,048	100%	$994,174	100%
Vessel operating costs:
Crew costs	$105,529	31%	$107,708	32%	$302,118	30%	$316,291	32%
Repair and maintenance	28,636	8%	25,554	8%	74,527	7%	71,645	7%
Insurance	2,892	1%	2,965	1%	7,566	1%	8,170	1%
Fuel, lube and supplies	16,441	5%	17,213	5%	45,926	5%	50,093	5%
Other	22,632	7%	25,214	7%	78,326	8%	76,524	8%
Total vessel operating costs	176,130	52%	178,654	53%	508,463	51%	522,723	53%
Vessel operating margin (A)	$162,361	48%	$159,831	47%	$497,585	49%	$471,451	47%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating income (loss) and other components of income (loss) before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Nine Months Ended
	September 30, 2025		September 30, 2024		September 30, 2025		September 30, 2024
Vessel operating profit:
Americas	$24,654	7%	$13,299	4%	$49,791	5%	$43,573	5%
Asia Pacific	15,330	5%	15,292	4%	40,788	4%	47,070	5%
Middle East	4,994	2%	(900)	(0)%	17,451	2%	(1,213)	(0)%
Europe/Mediterranean	11,352	3%	12,363	4%	47,957	5%	42,249	4%
West Africa	25,418	7%	43,526	13%	103,048	10%	122,275	12%
Other operating profit	1,370	0%	970	0%	4,150	0%	3,709	0%
	83,118	24%	84,550	25%	263,185	26%	257,663	26%

Corporate expenses (A)	(21,047)	(6)%	(14,655)	(4)%	(53,163)	(5)%	(40,782)	(4)%
Gain on asset dispositions, net	580	0%	51	0%	8,598	1%	13,090	1%
Operating income	$62,651	18%	$69,946	21%	$218,620	22%	$229,971	23%

Note (A):  General and administrative expenses for the three and nine months ended September 30, 2025 include stock-based compensation of $3.5 million and $11.0 million, respectively. General and administrative expenses for the three and nine months ended September 30, 2024 include stock-based compensation of $3.7 million and $9.8 million, respectively. In addition, vessel operating and general and administrative costs for the three and nine months ended September 30, 2025, include $4.0 and $4.3 million in acquisition, restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and nine months ended September 30, 2024, include $0.6 million and $1.3 million in acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
Revenues:
Vessel revenues	$338,491	$336,858	$330,699	$343,463	$338,485
Other operating revenues	2,622	4,573	2,745	1,622	1,871
Total revenues	341,113	341,431	333,444	345,085	340,356
Costs and expenses:
Vessel operating costs (A)	176,130	167,354	164,979	170,384	178,654
Costs of other operating revenue	1,252	3,108	1,430	688	901
General and administrative (A)	35,256	31,213	29,094	30,688	28,471
Depreciation and amortization	66,404	64,314	65,432	64,620	62,435
Gain on asset dispositions, net	(580)	(5,480)	(2,538)	(2,672)	(51)
Total operating costs and expenses	278,462	260,509	258,397	263,708	270,410
Operating income	62,651	80,922	75,047	81,377	69,946
Other income (expense):
Foreign exchange gain (loss)	1,277	11,703	7,569	(14,337)	5,522
Interest income and other, net	455	2,103	2,157	2,697	1,028
Loss on early extinguishment of debt	(27,101)	—	—	—	—
Interest and other debt costs, net	(16,589)	(16,442)	(16,344)	(16,742)	(17,622)
Total other expense	(41,958)	(2,636)	(6,618)	(28,382)	(11,072)
Income before income taxes	20,693	78,286	68,429	52,995	58,874
Income tax expense	21,711	5,584	26,109	16,376	12,883
Net income (loss)	(1,018)	72,702	42,320	36,619	45,991
Net loss attributable to noncontrolling interests	(212)	(228)	(333)	(286)	(380)
Net income (loss) attributable to Tidewater Inc.	$(806)	$72,930	$42,653	$36,905	$46,371
Basic income (loss) per common share	$(0.02)	$1.47	$0.83	$0.71	$0.88
Diluted income (loss) per common share	$(0.02)	$1.46	$0.83	$0.70	$0.87
Weighted average common shares outstanding	49,498	49,674	51,502	52,315	52,490
Dilutive effect of warrants and restricted stock units	—	337	176	514	593
Adjusted weighted average common shares	49,498	50,011	51,678	52,829	53,083

Vessel operating margin	$162,361	$169,504	$165,720	$173,079	$159,831

Note (A): Acquisition, restructuring and integration related costs	$3,941	$340	$—	$978	$581

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
ASSETS
Current assets:
Cash and cash equivalents	$428,225	$369,405	$341,799	$324,918	$280,840
Restricted cash	—	21	5,234	2,032	7,259
Trade and other receivables, net	332,596	316,491	312,904	323,805	293,085
Marine operating supplies	27,857	24,467	23,101	34,319	26,670
Prepaid expenses and other current assets	11,652	14,123	15,160	13,588	18,117
Total current assets	800,330	724,507	698,198	698,662	625,971
Net properties and equipment	1,104,503	1,132,114	1,163,758	1,184,282	1,220,056
Deferred drydocking and survey costs	154,234	165,659	169,326	152,550	160,944
Indemnification assets	9,456	11,158	11,114	11,946	12,216
Other assets	60,357	40,934	23,770	27,464	27,944
Total assets	$2,128,880	$2,074,372	$2,066,166	$2,074,904	$2,047,131

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$42,579	$48,715	$50,203	$71,385	$64,058
Accrued expenses	130,879	131,305	133,000	129,894	117,878
Current portion of long-term debt	5,840	93,366	80,042	65,386	53,105
Other current liabilities	97,162	69,688	74,299	64,948	38,532
Total current liabilities	276,460	343,074	337,544	331,613	273,573
Long-term debt	649,802	531,874	555,994	571,710	597,352
Other liabilities	63,594	63,197	62,263	60,396	62,366

Equity:
Common stock	50	50	51	52	52
Additional paid-in-capital	1,659,820	1,656,626	1,652,856	1,656,830	1,653,027
Accumulated deficit	(525,041)	(524,235)	(545,890)	(548,831)	(541,191)
Accumulated other comprehensive income	7,894	7,273	6,607	6,060	4,592
Total stockholders' equity	1,142,723	1,139,714	1,113,624	1,114,111	1,116,480
Noncontrolling interests	(3,699)	(3,487)	(3,259)	(2,926)	(2,640)
Total equity	1,139,024	1,136,227	1,110,365	1,111,185	1,113,840
Total liabilities and equity	$2,128,880	$2,074,372	$2,066,166	$2,074,904	$2,047,131

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
Cash flows from operating activities:
Net income (loss)	$(1,018)	$72,702	$42,320	$36,619	$45,991
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	37,334	36,909	39,014	38,736	39,239
Amortization of deferred drydocking and survey costs	29,070	27,405	26,418	25,884	23,196
Amortization of debt premiums and discounts	975	1,455	1,501	1,612	1,536
Amortization of below market contracts	(283)	(347)	(351)	(1,071)	(1,073)
Unrealized foreign exchange (gain) loss	(997)	(10,528)	(9,551)	12,089	(4,848)
Deferred income taxes provision (benefit)	3,851	(17,767)	2,347	(2,863)	24
Gain on asset dispositions, net	(580)	(5,480)	(2,538)	(2,672)	(51)
Loss on early extinguishment of debt	27,101	—	—	—	—
Stock-based compensation expense	3,481	4,057	3,491	3,886	3,569
Changes in assets and liabilities:
Trade and other receivables	(16,105)	(3,587)	10,901	(30,720)	(12,587)
Accounts payable	(6,136)	(1,488)	(21,182)	7,327	3,318
Accrued expenses	418	(3,329)	3,106	12,016	(15,271)
Deferred drydocking and survey costs	(17,645)	(23,738)	(43,339)	(17,674)	(35,483)
Other, net	12,613	(2,606)	28,274	16,870	(2,147)
Net cash provided by operating activities	72,079	73,658	80,411	100,039	45,413
Cash flows from investing activities:
Proceeds from asset dispositions	1,204	7,268	3,816	4,470	51
Proceeds from sale of notes	—	60	600	5,846	1,506
Additions to properties and equipment	(5,122)	(5,226)	(10,266)	(4,534)	(5,712)
Net cash provided by (used in) investing activities	(3,918)	2,102	(5,850)	5,782	(4,155)
Cash flows from financing activities:
Exercise of warrants	—	—	—	2	—
Issuance of long-term debt	650,000	—	—	—	—
Principal payments on long-term debt	(613,587)	(14,041)	(12,500)	(14,023)	(62,500)
Purchase of common stock	—	(50,814)	(39,275)	(44,103)	(13,741)
Payments on finance leases	(5,537)	—	—	—	—
Debt extinguishment premium	(19,589)	—	—	—	—
Debt issuance costs	(18,985)	—	—	(20)	—
Share based awards reacquired to pay taxes	(287)	(287)	(7,465)	(86)	(65)
Net cash used in financing activities	(7,985)	(65,142)	(59,240)	(58,230)	(76,306)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	(1,377)	11,775	5,562	(8,736)	3,723
Net change in cash, cash equivalents and restricted cash	58,799	22,393	20,883	38,855	(31,325)
Cash, cash equivalents and restricted cash at beginning of period	372,307	349,914	329,031	290,176	321,501
Cash, cash equivalents and restricted cash at end of period	$431,106	$372,307	$349,914	$329,031	$290,176

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$17,735	$11,994	$17,505	$12,816	$23,535
Income taxes	$9,291	$17,505	$15,148	$11,268	$12,557
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$—	$1,629	$9,098	$—	$—
Recognition of finance leases	$23,396	$—	$—	$—	$—
Supplemental disclosure of noncash financing activities:
Debt incurred for purchase of vessels	$—	$1,767	$9,712	$—	$—

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$30,460	$26,874	$23,243	$24,158	$27,192
PSV < 900	33,363	27,734	21,146	26,743	26,926
AHTS > 16K	6,045	5,243	3,958	2,969	6,249
AHTS 8 - 16K	1,259	1,110	1,242	930	908
AHTS 4 - 8K	4,221	4,153	1,752	1,726	351
Other	1,565	3,644	3,511	3,714	2,980
Total	76,913	68,758	54,852	60,240	64,606
Asia Pacific fleet:
PSV > 900	22,660	20,878	20,457	18,881	19,535
PSV < 900	12,427	11,194	15,311	16,101	17,214
AHTS > 16K	12,065	11,655	8,792	10,851	12,358
AHTS 8 - 16K	1,518	1,804	2,394	2,836	4,640
AHTS 4 - 8K	—	—	1,108	2,020	2,182
Other	5,116	165	166	354	354
Total	53,786	45,696	48,228	51,043	56,283
Middle East fleet:
PSV > 900	1,246	599	1,446	1,485	1,387
PSV < 900	20,221	18,849	22,494	21,962	19,909
AHTS 8 - 16K	3,681	5,175	3,474	3,425	3,450
AHTS 4 - 8K	16,887	15,592	15,888	13,900	12,201
Total	42,035	40,215	43,302	40,772	36,947
Europe/Mediterranean fleet:
PSV > 900	67,302	78,778	64,207	66,380	66,808
PSV < 900	13,901	15,739	11,763	15,287	13,679
AHTS > 16K	2,127	4,266	1,669	1,378	3,790
Other	410	497	566	1,064	1,048
Total	83,740	99,280	78,205	84,109	85,325
West Africa fleet:
PSV > 900	14,328	19,600	30,203	28,064	17,012
PSV < 900	23,817	24,815	37,021	44,047	41,367
AHTS > 16K	12,037	9,934	10,172	9,602	8,916
AHTS 8 - 16K	22,859	21,725	20,775	17,898	18,453
AHTS 4 - 8K	1,428	1,457	2,086	3,185	3,100
Other	7,548	5,378	5,855	4,503	6,476
Total	82,017	82,909	106,112	107,299	95,324
Worldwide fleet:
PSV > 900	135,996	146,729	139,556	138,968	131,934
PSV < 900	103,729	98,331	107,735	124,140	119,095
AHTS > 16K	32,274	31,098	24,591	24,800	31,313
AHTS 8 - 16K	29,317	29,814	27,885	25,089	27,451
AHTS 4 - 8K	22,536	21,202	20,834	20,831	17,834
Other	14,639	9,684	10,098	9,635	10,858
Total	$338,491	$336,858	$330,699	$343,463	$338,485

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	12	11	10	10	10
PSV < 900	17	16	16	16	17
AHTS > 16K	2	2	2	2	2
AHTS 8 - 16K	1	1	1	1	1
AHTS 4 - 8K	2	2	2	2	2
Other	1	2	2	2	2
Total	35	34	33	33	34
Stacked vessels	(2)	(2)	(1)	—	—
Active vessels	33	32	32	33	34
Asia Pacific fleet:
PSV > 900	9	9	9	9	9
PSV < 900	5	5	5	5	5
AHTS > 16K	3	3	3	3	3
AHTS 8 - 16K	2	2	2	2	2
AHTS 4 - 8K	—	1	1	1	1
Other	1	—	—	—	—
Total	20	20	20	20	20
Stacked vessels	—	—	—	—	—
Active vessels	20	20	20	20	20
Middle East fleet:
PSV > 900	1	1	1	1	1
PSV < 900	20	20	20	20	20
AHTS 8 - 16K	5	5	5	5	5
AHTS 4 - 8K	17	17	17	17	17
Total	43	43	43	43	43
Stacked vessels	—	—	—	—	—
Active vessels	43	43	43	43	43
Europe/Mediterranean fleet:
PSV > 900	40	39	39	39	40
PSV < 900	9	9	9	9	9
AHTS > 16K	1	2	2	2	2
Total	50	50	50	50	51
Stacked vessels	—	—	—	—	—
Active vessels	50	50	50	50	51
West Africa fleet:
PSV > 900	7	9	10	10	9
PSV < 900	18	19	20	20	19
AHTS > 16K	5	4	4	4	4
AHTS 8 - 16K	13	14	13	13	13
AHTS 4 - 8K	2	2	2	3	3
Other	20	21	22	20	20
Total	65	69	71	70	68
Stacked vessels	(5)	(4)	(6)	—	—
Active vessels	60	65	65	70	68
Worldwide fleet:
PSV > 900	69	69	69	69	69
PSV < 900	69	69	70	70	70
AHTS > 16K	11	11	11	11	11
AHTS 8 - 16K	21	22	21	21	21
AHTS 4 - 8K	21	22	22	23	23
Other	22	23	24	22	22
Total	213	216	217	216	216
Stacked vessels	(7)	(6)	(7)	—	—
Active vessels	206	210	210	216	216

Total active	206	210	210	216	216
Total stacked	7	6	7	—	—
Total	213	216	217	216	216

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	1,060	947	900	920	920
PSV < 900	1,564	1,493	1,432	1,472	1,531
AHTS > 16K	184	182	180	184	184
AHTS 8 - 16K	92	91	90	92	92
AHTS 4 - 8K	184	182	180	184	184
Other	93	179	180	184	184
Total	3,177	3,074	2,962	3,036	3,095
Asia Pacific fleet:
PSV > 900	828	819	810	828	828
PSV < 900	460	455	450	460	460
AHTS > 16K	276	273	270	276	276
AHTS 8 - 16K	184	182	180	184	221
AHTS 4 - 8K	—	65	90	92	92
Other	91	3	—	—	—
Total	1,839	1,797	1,800	1,840	1,877
Middle East fleet:
PSV > 900	92	91	90	92	92
PSV < 900	1,840	1,820	1,800	1,840	1,840
AHTS 8 - 16K	460	455	450	460	460
AHTS 4 - 8K	1,564	1,547	1,530	1,564	1,564
Total	3,956	3,913	3,870	3,956	3,956
Europe/Mediterranean fleet:
PSV > 900	3,680	3,569	3,510	3,588	3,680
PSV < 900	828	812	810	828	828
AHTS > 16K	92	182	180	184	184
Total	4,600	4,563	4,500	4,600	4,692
West Africa fleet:
PSV > 900	688	853	900	920	828
PSV < 900	1,656	1,699	1,800	1,840	1,781
AHTS > 16K	460	364	360	368	368
AHTS 8 - 16K	1,196	1,247	1,180	1,196	1,159
AHTS 4 - 8K	184	182	180	235	276
Other	1,817	1,905	1,941	1,840	1,840
Total	6,001	6,250	6,361	6,399	6,252
Worldwide fleet:
PSV > 900	6,348	6,279	6,210	6,348	6,348
PSV < 900	6,348	6,279	6,292	6,440	6,440
AHTS > 16K	1,012	1,001	990	1,012	1,012
AHTS 8 - 16K	1,932	1,975	1,900	1,932	1,932
AHTS 4 - 8K	1,932	1,976	1,980	2,075	2,116
Other	2,001	2,087	2,121	2,024	2,024
Total	19,573	19,597	19,493	19,831	19,872

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV < 900	184	182	82	15	—
Total	184	182	82	15	—
West Africa fleet:
AHTS 4 - 8K	92	91	49	—	—
Other	404	312	477	—	—
Total	496	403	526	—	—
Worldwide fleet:
PSV < 900	184	182	82	15	—
AHTS 4 - 8K	92	91	49	—	—
Other	404	312	477	—	—
Total	680	585	608	15	—

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	1,060	947	900	920	920
PSV < 900	1,380	1,311	1,350	1,457	1,531
AHTS > 16K	184	182	180	184	184
AHTS 8 - 16K	92	91	90	92	92
AHTS 4 - 8K	184	182	180	184	184
Other	93	179	180	184	184
Total	2,993	2,892	2,880	3,021	3,095
Asia Pacific fleet:
PSV > 900	828	819	810	828	828
PSV < 900	460	455	450	460	460
AHTS > 16K	276	273	270	276	276
AHTS 8 - 16K	184	182	180	184	221
AHTS 4 - 8K	—	65	90	92	92
Other	91	3	—	—	—
Total	1,839	1,797	1,800	1,840	1,877
Middle East fleet:
PSV > 900	92	91	90	92	92
PSV < 900	1,840	1,820	1,800	1,840	1,840
AHTS 8 - 16K	460	455	450	460	460
AHTS 4 - 8K	1,564	1,547	1,530	1,564	1,564
Total	3,956	3,913	3,870	3,956	3,956
Europe/Mediterranean fleet:
PSV > 900	3,680	3,569	3,510	3,588	3,680
PSV < 900	828	812	810	828	828
AHTS > 16K	92	182	180	184	184
Total	4,600	4,563	4,500	4,600	4,692
West Africa fleet:
PSV > 900	688	853	900	920	828
PSV < 900	1,656	1,699	1,800	1,840	1,781
AHTS > 16K	460	364	360	368	368
AHTS 8 - 16K	1,196	1,247	1,180	1,196	1,159
AHTS 4 - 8K	92	91	131	235	276
Other	1,413	1,593	1,464	1,840	1,840
Total	5,505	5,847	5,835	6,399	6,252
Worldwide fleet:
PSV > 900	6,348	6,279	6,210	6,348	6,348
PSV < 900	6,164	6,097	6,210	6,425	6,440
AHTS > 16K	1,012	1,001	990	1,012	1,012
AHTS 8 - 16K	1,932	1,975	1,900	1,932	1,932
AHTS 4 - 8K	1,840	1,885	1,931	2,075	2,116
Other	1,597	1,775	1,644	2,024	2,024
Total	18,893	19,012	18,885	19,816	19,872

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	83.6%	87.0%	78.3%	77.4%	83.5%
PSV < 900	70.3	63.6	53.0	74.2	76.5
AHTS > 16K	92.7	77.3	61.3	50.3	83.9
AHTS 8 - 16K	100.0	92.7	100.0	77.3	76.4
AHTS 4 - 8K	100.0	99.5	44.5	90.2	23.4
Other	96.4	83.5	91.8	72.4	69.2
Total	79.4%	75.8%	64.4%	74.7%	75.4%
Asia Pacific fleet:
PSV > 900	75.2%	70.1%	67.7%	63.4%	63.2%
PSV < 900	90.3	75.0	93.7	99.5	91.7
AHTS > 16K	63.7	88.5	66.7	75.4	81.8
AHTS 8 - 16K	35.1	34.4	64.1	64.9	58.8
AHTS 4 - 8K	—	—	56.2	100.0	91.7
Other	99.5	—	—	—	—
Total	74.5%	67.9%	73.1%	76.2%	73.8%
Middle East fleet:
PSV > 900	82.6%	38.9%	100.0%	100.0%	100.0%
PSV < 900	79.2	76.9	94.0	91.9	85.0
AHTS 8 - 16K	65.1	95.7	63.7	64.3	71.0
AHTS 4 - 8K	86.0	81.0	86.3	80.8	75.8
Total	80.3%	79.8%	87.6%	84.5%	80.1%
Europe/Mediterranean fleet:
PSV > 900	88.7%	94.8%	88.0%	86.1%	86.1%
PSV < 900	81.2	92.0	79.2	93.6	81.2
AHTS > 16K	100.0	69.1	49.8	32.3	52.0
Total	87.5%	93.3%	84.9%	85.3%	83.9%
West Africa fleet:
PSV > 900	66.8%	70.1%	96.1%	88.8%	66.0%
PSV < 900	53.8	52.4	68.5	80.9	80.0
AHTS > 16K	79.9	85.1	95.6	80.1	74.7
AHTS 8 - 16K	84.9	75.3	83.0	78.6	85.5
AHTS 4 - 8K	50.0	50.0	66.7	73.4	63.3
Other	50.3	40.5	43.0	40.8	49.6
Total	62.3%	57.6%	68.8%	69.8%	69.2%
Worldwide fleet:
PSV > 900	83.6%	86.2%	85.3%	82.5%	80.3%
PSV < 900	71.5	68.9	75.4	85.5	81.6
AHTS > 16K	79.7	81.7	73.1	64.7	74.2
AHTS 8 - 16K	76.1	77.0	77.5	73.9	78.6
AHTS 4 - 8K	83.9	77.2	79.4	81.6	70.3
Other	54.6	44.1	47.2	43.7	51.4
Total	75.8%	74.1%	76.0%	77.6%	76.2%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	83.6%	87.0%	78.3%	77.4%	83.5%
PSV < 900	79.7	72.4	56.2	75.0	76.5
AHTS > 16K	92.7	77.3	61.3	50.3	83.9
AHTS 8 - 16K	100.0	92.7	100.0	77.3	76.4
AHTS 4 - 8K	100.0	99.5	44.5	90.2	23.4
Other	96.4	83.5	91.8	72.4	69.2
Total	84.3%	80.5%	66.3%	75.1%	75.4%
Asia Pacific fleet:
PSV > 900	75.2%	70.1%	67.7%	63.4%	63.2%
PSV < 900	90.3	75.0	93.7	99.5	91.7
AHTS > 16K	63.7	88.5	66.7	75.4	81.8
AHTS 8 - 16K	35.1	34.4	64.1	64.9	58.8
AHTS 4 - 8K	—	—	56.2	100.0	91.7
Other	99.5	—	—	—	—
Total	74.5%	67.9%	73.1%	76.2%	73.8%
Middle East fleet:
PSV > 900	82.6%	38.9%	100.0%	100.0%	100.0%
PSV < 900	79.2	76.9	94.0	91.9	85.0
AHTS 8 - 16K	65.1	95.7	63.7	64.3	71.0
AHTS 4 - 8K	86.0	81.0	86.3	80.8	75.8
Total	80.3%	79.8%	87.6%	84.5%	80.1%
Europe/Mediterranean fleet:
PSV > 900	88.7%	94.8%	88.0%	86.1%	86.1%
PSV < 900	81.2	92.0	79.2	93.6	81.2
AHTS > 16K	100.0	69.1	49.8	32.3	52.0
Total	87.5%	93.3%	84.9%	85.3%	83.9%
West Africa fleet:
PSV > 900	66.8%	70.1%	96.1%	88.8%	66.0%
PSV < 900	53.8	52.4	68.5	80.9	80.0
AHTS > 16K	79.9	85.1	95.6	80.1	74.7
AHTS 8 - 16K	84.9	75.3	83.0	78.6	85.5
AHTS 4 - 8K	100.0	100.0	91.6	73.4	63.3
Other	64.6	48.4	57.0	40.8	49.6
Total	67.9%	61.6%	75.0%	69.8%	69.2%
Worldwide fleet:
PSV > 900	83.6%	86.2%	85.3%	82.5%	80.3%
PSV < 900	73.6	71.0	76.4	85.7	81.6
AHTS > 16K	79.7	81.7	73.1	64.7	74.2
AHTS 8 - 16K	76.1	77.0	77.5	73.9	78.6
AHTS 4 - 8K	88.1	80.9	81.4	81.6	70.3
Other	68.5	51.8	60.8	43.7	51.4
Total	78.5%	76.4%	78.4%	77.7%	76.2%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$34,365	$32,617	$32,992	$33,907	$35,404
PSV < 900	30,326	29,222	27,862	24,479	22,986
AHTS > 16K	35,435	37,252	35,888	32,095	40,478
AHTS 8 - 16K	13,672	13,151	13,796	13,079	12,925
AHTS 4 - 8K	22,942	22,943	21,889	10,399	8,167
Other	17,456	24,369	21,251	27,870	23,420
Total	30,487	29,526	28,733	26,563	27,676
Asia Pacific fleet:
PSV > 900	36,371	36,341	37,304	35,984	37,341
PSV < 900	29,908	32,803	36,309	35,192	40,805
AHTS > 16K	68,580	48,255	48,843	52,170	54,756
AHTS 8 - 16K	23,531	28,856	20,764	23,746	35,682
AHTS 4 - 8K	—	—	21,890	21,959	25,883
Other	55,320	—	—	—	—
Total	39,196	37,372	36,564	36,203	40,419
Middle East fleet:
PSV > 900	16,391	16,929	16,072	16,146	15,079
PSV < 900	13,878	13,469	13,301	12,981	12,730
AHTS 8 - 16K	12,290	11,889	12,112	11,575	10,558
AHTS 4 - 8K	12,555	12,443	12,026	11,006	10,291
Total	13,228	12,877	12,777	12,197	11,661
Europe/Mediterranean fleet:
PSV > 900	20,630	23,292	20,782	21,499	21,092
PSV < 900	20,674	21,061	18,337	19,727	20,347
AHTS > 16K	23,122	33,904	18,613	23,177	39,597
Total	20,752	23,275	20,405	21,249	21,484
West Africa fleet:
PSV > 900	31,188	32,777	34,924	34,334	31,118
PSV < 900	26,729	27,867	30,017	29,598	29,031
AHTS > 16K	32,746	32,082	29,568	32,557	32,453
AHTS 8 - 16K	22,524	23,123	21,204	19,033	18,627
AHTS 4 - 8K	15,516	16,010	17,387	18,462	17,755
Other	8,264	6,979	7,013	6,001	7,096
Total	21,940	23,035	24,244	24,038	22,044
Worldwide fleet:
PSV > 900	25,625	27,102	26,345	26,550	25,883
PSV < 900	22,867	22,722	22,697	22,550	22,666
AHTS > 16K	40,037	38,029	33,966	37,870	41,721
AHTS 8 - 16K	19,931	19,592	18,945	17,584	18,087
AHTS 4 - 8K	13,902	13,902	13,255	12,301	11,990
Other	13,127	10,147	9,746	9,691	9,410
Total	$22,798	$23,166	$22,303	$22,236	$22,275

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024

Americas
Vessel revenues	$76,913	$68,758	$54,852	$60,240	$64,606

Vessel operating costs:
Crew costs	22,634	19,652	17,440	18,519	21,646
Repair and maintenance	5,350	4,830	4,266	5,271	5,227
Insurance	570	351	571	506	571
Fuel, lube and supplies	2,464	2,215	2,617	2,954	3,165
Other	4,598	5,965	10,129	6,795	5,921
Total vessel operating costs	35,616	33,013	35,023	34,045	36,530

Vessel operating margin ($)	41,297	35,745	19,829	26,195	28,076
Vessel operating margin (%)	53.7%	52.0%	36.2%	43.5%	43.5%

Americas - Select operating statistics
Average vessels - Total fleet	35	34	33	33	34
Utilization - Total fleet	79.4%	75.8%	64.4%	74.7%	75.4%

Average vessels - Active fleet	33	32	32	33	34
Utilization - Active fleet	84.3%	80.5%	66.3%	75.1%	75.4%

Average day rates	$30,487	$29,526	$28,733	$26,563	$27,676

Vessels commencing drydocks	—	1	3	1	4

Deferred drydocking and survey costs - beginning balance	$25,608	$28,443	$31,149	$33,812	$37,103
Cash paid for deferred drydocking and survey costs	1,082	1,027	3,355	3,317	5,009
Amortization of deferred drydocking and survey costs	(5,817)	(5,338)	(5,916)	(5,980)	(5,621)
Disposals, intersegment transfers and other	1,527	1,476	(145)	—	(2,679)
Deferred drydocking and survey costs - ending balance	$22,400	$25,608	$28,443	$31,149	$33,812

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024

Asia Pacific
Vessel revenues	$53,786	$45,696	$48,228	$51,043	$56,283

Vessel operating costs:
Crew costs	20,887	18,518	20,331	21,954	24,685
Repair and maintenance	3,842	3,365	2,270	4,304	3,834
Insurance	330	176	324	319	327
Fuel, lube and supplies	2,443	1,789	1,767	2,002	2,560
Other	2,768	2,317	2,118	2,456	2,396
Total vessel operating costs	30,270	26,165	26,810	31,035	33,802

Vessel operating margin ($)	23,516	19,531	21,418	20,008	22,481
Vessel operating margin (%)	43.7%	42.7%	44.4%	39.2%	39.9%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	20	20	20	20	20
Utilization - Total fleet	74.5%	67.9%	73.1%	76.2%	73.8%

Average vessels - Active fleet	20	20	20	20	20
Utilization - Active fleet	74.5%	67.9%	73.1%	76.2%	73.8%

Average day rates	$39,196	$37,372	$36,564	$36,203	$40,419

Vessels commencing drydocks	3	2	4	—	2

Deferred drydocking and survey costs - beginning balance	$13,462	$13,810	$10,418	$11,248	$8,744
Cash paid for deferred drydocking and survey costs	3,340	2,487	7,253	1,138	4,069
Amortization of deferred drydocking and survey costs	(2,578)	(2,428)	(2,046)	(1,968)	(1,565)
Disposals, intersegment transfers and other	(130)	(407)	(1,815)	—	—
Deferred drydocking and survey costs - ending balance	$14,094	$13,462	$13,810	$10,418	$11,248

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024

Middle East
Vessel revenues	$42,035	$40,215	$43,302	$40,772	$36,947

Vessel operating costs:
Crew costs	13,541	13,302	13,280	13,509	13,071
Repair and maintenance	4,556	4,261	4,100	4,162	4,625
Insurance	484	343	529	488	510
Fuel, lube and supplies	2,916	3,250	2,039	2,599	2,842
Other	4,242	4,661	4,588	4,932	6,000
Total vessel operating costs	25,739	25,817	24,536	25,690	27,048

Vessel operating margin ($)	16,296	14,398	18,766	15,082	9,899
Vessel operating margin (%)	38.8%	35.8%	43.3%	37.0%	26.8%

Middle East - Select operating statistics
Average vessels - Total fleet	43	43	43	43	43
Utilization - Total fleet	80.3%	79.8%	87.6%	84.5%	80.1%

Average vessels - Active fleet	43	43	43	43	43
Utilization - Active fleet	80.3%	79.8%	87.6%	84.5%	80.1%

Average day rates	$13,228	$12,877	$12,777	$12,197	$11,661

Vessels commencing drydocks	8	11	4	6	4

Deferred drydocking and survey costs - beginning balance	$35,355	$31,423	$21,792	$24,159	$23,089
Cash paid for deferred drydocking and survey costs	8,716	8,191	13,464	1,328	4,764
Amortization of deferred drydocking and survey costs	(5,158)	(4,259)	(3,833)	(3,695)	(3,694)
Disposals, intersegment transfers and other	—	—	—	—	—
Deferred drydocking and survey costs - ending balance	$38,913	$35,355	$31,423	$21,792	$24,159

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024

Europe/Mediterranean
Vessel revenues	$83,740	$99,280	$78,205	$84,109	$85,325

Vessel operating costs:
Crew costs	30,104	29,342	27,111	26,993	28,818
Repair and maintenance	7,481	5,736	6,711	8,458	7,279
Insurance	797	417	848	827	827
Fuel, lube and supplies	3,469	2,153	3,147	3,171	3,924
Other	4,805	6,187	4,738	5,180	4,974
Total vessel operating costs	46,656	43,835	42,555	44,629	45,822

Vessel operating margin ($)	37,084	55,445	35,650	39,480	39,503
Vessel operating margin (%)	44.3%	55.8%	45.6%	46.9%	46.3%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	50	50	50	50	51
Utilization - Total fleet	87.5%	93.3%	84.9%	85.3%	83.9%

Average vessels - Active fleet	50	50	50	50	51
Utilization - Active fleet	87.5%	93.3%	84.9%	85.3%	83.9%

Average day rates	$20,752	$23,275	$20,405	$21,249	$21,484

Vessels commencing drydocks	3	1	6	4	8

Deferred drydocking and survey costs - beginning balance	$35,571	$41,011	$38,431	$41,637	$34,779
Cash paid for deferred drydocking and survey costs	2,103	1,811	8,786	3,554	12,225
Amortization of deferred drydocking and survey costs	(6,363)	(6,919)	(6,206)	(6,126)	(5,367)
Disposals, intersegment transfers and other	(871)	(332)	—	(634)	—
Deferred drydocking and survey costs - ending balance	$30,440	$35,571	$41,011	$38,431	$41,637

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024

West Africa
Vessel revenues	$82,017	$82,909	$106,112	$107,299	$95,324

Vessel operating costs:
Crew costs	18,363	18,662	18,951	19,010	19,488
Repair and maintenance	7,407	5,745	4,607	4,536	4,589
Insurance	711	353	762	717	730
Fuel, lube and supplies	5,149	5,700	4,808	4,552	4,722
Other	6,219	8,064	6,927	6,170	5,923
Total vessel operating costs	37,849	38,524	36,055	34,985	35,452

Vessel operating margin ($)	44,168	44,385	70,057	72,314	59,872
Vessel operating margin (%)	53.9%	53.5%	66.0%	67.4%	62.8%

West Africa - Select operating statistics
Average vessels - Total fleet	65	69	71	70	68
Utilization - Total fleet	62.3%	57.6%	68.8%	69.8%	69.2%

Average vessels - Active fleet	60	65	65	70	68
Utilization - Active fleet	67.9%	61.6%	75.0%	69.8%	69.2%

Average day rates	$21,940	$23,035	$24,244	$24,038	$22,044

Vessels commencing drydocks	2	4	7	1	5

Deferred drydocking and survey costs - beginning balance	$55,663	$54,639	$50,760	$50,088	$44,942
Cash paid for deferred drydocking and survey costs	2,404	10,222	10,481	8,337	9,416
Amortization of deferred drydocking and survey costs	(9,154)	(8,461)	(8,417)	(8,115)	(6,949)
Disposals, intersegment transfers and other	(526)	(737)	1,815	450	2,679
Deferred drydocking and survey costs - ending balance	$48,387	$55,663	$54,639	$50,760	$50,088

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024

Worldwide
Vessel revenues	$338,491	$336,858	$330,699	$343,463	$338,485

Vessel operating costs:
Crew costs	105,529	99,476	97,113	99,985	107,708
Repair and maintenance	28,636	23,937	21,954	26,731	25,554
Insurance	2,892	1,640	3,034	2,857	2,965
Fuel, lube and supplies	16,441	15,107	14,378	15,278	17,213
Other	22,632	27,194	28,500	25,533	25,214
Total vessel operating costs	176,130	167,354	164,979	170,384	178,654

Vessel operating margin ($)	162,361	169,504	165,720	173,079	159,831
Vessel operating margin (%)	48.0%	50.3%	50.1%	50.4%	47.2%

Worldwide - Select operating statistics
Average vessels - Total fleet	213	216	217	216	216
Utilization - Total fleet	75.8%	74.1%	76.0%	77.6%	76.2%

Average vessels - Active fleet	206	210	210	216	216
Utilization - Active fleet	78.5%	76.4%	78.4%	77.7%	76.2%

Average day rates	$22,798	$23,166	$22,303	$22,236	$22,275

Vessels commencing drydocks	16	19	24	12	23

Deferred drydocking and survey costs - beginning balance	$165,659	$169,326	$152,550	$160,944	$148,657
Cash paid for deferred drydocking and survey costs	17,645	23,738	43,339	17,674	35,483
Amortization of deferred drydocking and survey costs	(29,070)	(27,405)	(26,418)	(25,884)	(23,196)
Disposals, intersegment transfers and other	—	—	(145)	(184)	—
Deferred drydocking and survey costs - ending balance	$154,234	$165,659	$169,326	$152,550	$160,944

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024

Net income (loss)	$(1,018)	$72,702	$42,320	$36,619	$45,991

Interest and other debt costs	16,589	16,442	16,344	16,742	17,622
Income tax expense	21,711	5,584	26,109	16,376	12,883
Depreciation	37,334	36,909	39,014	38,736	39,239
Amortization of deferred drydock and survey costs	29,070	27,405	26,418	25,884	23,196
Amortization of below market contracts	(283)	(347)	(351)	(1,071)	(1,073)
EBITDA (A), (B), (C)	103,403	158,695	149,854	133,286	137,858

Non-cash indemnification assets charge (credit)	—	(112)	834	242	553
Non-cash stock compensation expense	3,481	4,057	3,491	3,886	3,569
Loss on early extinguishment of debt	27,101	—	—	—	—
Acquisition, restructuring and integration related costs	3,941	340	—	978	581
Adjusted EBITDA (A), (B), (C)	$137,926	$162,980	$154,179	$138,392	$142,561

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization of deferred drydock and below market contracts. Additionally, Adjusted EBITDA excludes non-cash indemnification assets charge (credit) included in interest income and other; non-cash stock-based compensation expense; loss on early extinguishment of debt; and acquisition, restructuring and integration related costs.

Note (B):  EBITDA for the three months ended September 30, 2025, and for each of the prior four quarters includes non-cash stock-based compensation expense of $3,481, $4,057, $3,491, $3,886 and $3,569 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended September 30, 2025, and for each of the prior four quarters includes foreign exchange gain (losses) of $1,277, $11,703, $7,569, $(14,337) and $5,522 respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes non-cash indemnification asset charge (credit), non-cash stock-based compensation expense, loss on early extinguishment of debt and acquisition, restructuring and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024

Net cash provided by operating activities (A)	$72,079	$73,658	$80,411	$100,039	$45,413

Cash interest expense	17,735	11,994	17,505	12,816	23,535
Interest income and other	(1,860)	(2,103)	(2,157)	(2,697)	(1,028)
Indemnification assets credit (charge)	—	112	(834)	(242)	(553)
Additions to property and equipment	(5,122)	(5,226)	(10,266)	(4,534)	(5,712)
Expansion capital	—	3	27	63	55
Effects of exchange rate changes on cash	(1,377)	11,775	5,562	(8,736)	3,723
	81,455	90,213	90,248	96,709	65,433

Proceeds from asset sales	1,204	7,328	4,416	10,316	1,557

Free cash flow	$82,659	$97,541	$94,664	$107,025	$66,990

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by operating activities adjusted for effects of exchange rate changes on cash, capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income and other. Free cash flow excludes indemnification assets charge included in interest income and other. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2025	2025	2025	2024	2024
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$(9,210)	$(11,010)	$21,099	$5,493	$(26,687)
Cash paid for deferred drydock and survey costs	(17,645)	(23,738)	(43,339)	(17,674)	(35,483)
Total uses of cash for changes in assets and liabilities	$(26,855)	$(34,748)	$(22,240)	$(12,181)	$(62,170)

Contacts

Tidewater Inc.

West Gotcher

Senior Vice President,

Strategy, Corporate Development and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.